Components of net Investment in Direct Financing and Sales-Type Leases Reported in Container Ownership Segment (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015	[1]
Leases [Abstract]
Future minimum lease payments receivable	$ 269,256	$ 381,561
Less unearned income	(32,022)	(49,769)
Net investment in direct financing and sales-type leases	237,234	331,792
Amounts due within one year	64,951	86,404
Amounts due beyond one year	$ 172,283	$ 245,388	[2]

[1]	Amounts as of December 31, 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 “Immaterial Correction of Errors in Prior Periods”).
[2]	Certain amounts as of December 31, 2015 have been restated for immaterial corrections of identified errors pertaining to the classification of certain leases (see Note 2 "Immaterial Correction of Errors in Prior Periods").